Semiannual Report

Media & Telecommunications Fund

June 30, 2002

T. Rowe Price(registered trademark)



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Media & Telecommunications Fund

o Media and telecommunications stocks were among the worst-performing sectors of the market during the six months ended June 30, 2002.

o The fund lost ground during the period, but its performance surpassed the Lipper benchmark due mostly to stock selection in the media industry.

o We remain overweight in media versus the benchmark and underweight in telecom equipment and telecom-related technology stocks.

o Media and telecommunications stocks are still not cheap in historical terms, but they are more appealing than they were before the bubble burst.


REPORTS ON THE WEB

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Fellow Shareholders

Media and telecommunications stocks were among the worst-performing sectors of the market during the six months ended June 30, 2002. Growth stocks lagged in general as value shares continue to lead the way in a market dominated by accounting scandals and corporate malfeasance. In a challenging environment for our sectors in particular, the portfolio significantly surpassed the benchmark for similarly managed funds.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/02                             6 Months            12 Months
--------------------------------------------------------------------------------
Media & Telecommunications
Fund                                               -31.56%              -36.33%

S&P 500 Stock Index                                -13.16               -17.99

Lipper Telecommunications
Funds Average                                      -39.74               -50.37

The portfolio lost considerable ground during the first half of the year. Performance lagged behind the pace of the unmanaged Standard & Poor's 500 Stock Index but was well ahead of the Lipper Telecommunications Funds Average, which measures returns for similar funds. Our relatively stronger results versus the Lipper benchmark were largely due to stock selection in the media industry, which represents more than half of portfolio assets. Our underweighting of communications equipment stocks also added value, as did our avoidance of major underperformers held by the competition. Even though the entire media and telecommunications universe did poorly, our big shift from telecommunications to media paid off well on a relative basis. Over the 12-month period shown in the table, fund performance far surpassed the Lipper average but was behind that of the S&P 500.

Despite our ability to deliver better results than the average media and telecommunications fund over the years, we fully understand that steep losses such as those we have suffered are extremely painful for our shareholders. For the 12 months ended June 30, 2002, based on total return, the T. Rowe Price Media & Telecommunications Fund was ranked 4 out of 46 media and telecommunications funds by Lipper Inc. For the three- and five-year periods, the rankings were 1 out of 16 and 1 out of 11, respectively. The fund has been in existence since October 13, 1993. Of course, there is no assurance the fund will retain its number 1 ranking, and past performance is no guarantee of future results.


MARKET ENVIRONMENT

The economic recovery moderated after strong first-quarter growth as companies warned that earnings would be weaker than expected. Reports of accounting irregularities at telecom giant WorldCom, charges of sales tax evasion against Tyco International's former CEO Dennis Kozlowski, an insider trading investigation involving Martha Stewart, and military tensions in Asia and the Middle East exacerbated the market's bearish sentiment.

During the first half, the large-cap S&P 500 Index dropped more than 13%. Smaller companies fared somewhat better as the Russell 2000 Index fell only 4.7%. Value stocks outperformed their growth counterparts across all market capitalizations, but the degree of outperformance was greatest in the small-cap segment.

Technology and telecommunications stocks paced the market's decline. The Nasdaq Composite Index tumbled nearly 25% and finished the half at levels not seen in five years. Media, biotechnology, and pharmaceutical shares also fell sharply. Financial and natural resource-related stocks fared better, and real estate stocks posted gains.


PERFORMANCE REVIEW


Sector Diversification
--------------------------------------------------------------------------------
Media                   53%

Telecom Services        42%

Technology               4%

Reserves                 1%


As mentioned, the primary contributor to the portfolio's outperformance of the Lipper average for similarly managed funds was stock selection in the media industry, which represented 53% of total assets. Our overweight positions in Viacom, Meredith, and Spanish Broadcasting also added relative value, as did an underweighting in communications equipment.

We managed to avoid steep losses in several weak stocks, including Riverstone Networks, in which we were underweight versus the benchmark. The portfolio benefited from not holding Enterasys Networks, which the benchmark did, and also from opportunistic purchases and sales of QUALCOMM. In the wireline services segment, the outlook for near-term growth seems to be improving and profit margins appear stable. The structure of the industry is getting better as many carriers are failing. Stock valuations are fair but not compelling. Stocks that we prefer in this group include Verizon Communications and AT&T. Decelerating growth has plagued wireless services, and new product cycles have been pushed out until 2004 or later. The media segment looks best, with advertising leading the recovery and balance sheets generally strong. In this area, we prefer Viacom and Disney. We may be nearing the bottom of the cycle for wireline equipment, but we do not anticipate much growth until 2004. Overcapacity and technology obsolescence characterize the industry, and the only stock in this group that looks appealing is Cisco Systems.

At the end of June, the portfolio held 53% of its assets in media, 42% in telecom services, and 4% in technology. We remain overweight in media versus the benchmark and underweight in telecom equipment and telecom-related technology stocks. Our major holdings included AT&T (which could be a beneficiary of the WorldCom debacle), Viacom, Partner Communications, Verizon Communications, Vodafone, AOL Time Warner, and Meredith. We began trimming our position in WorldCom earlier in the year and eliminated it entirely in early May, before the news about its accounting fraud became public.


OUTLOOK

The fundamentals are in place for a return to "sustained healthy growth," according to Fed Chairman Alan Greenspan, who also warned that corporate accounting scandals and falling stock prices could undermine consumer and business spending if the situation continues. We anticipate modest gains in the market overall but believe it will take some time for conditions to improve in many of the areas in which we invest. While media and telecommunications stock valuations are not cheap in historical terms, they are certainly more appealing than they were before the bubble burst. In this difficult environment, we will continue to seek out suitable investment opportunities in our sectors of the market.

We appreciate your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Robert N. Gensler
Chairman of the fund's Investment Advisory Committee

July 18, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Media & Telecommunications Fund
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Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS


                                                           Percent of
                                                           Net Assets
                                                              6/30/02
--------------------------------------------------------------------------------
AT&T                                                              9.9%
Viacom                                                            7.7
Verizon Communications                                            5.2
Partner Communications                                            5.2
Vodafone                                                          5.0
--------------------------------------------------------------------------------
AOL Time Warner                                                   4.3
Meredith                                                          3.7
KT Corporation                                                    3.4
USA Interactive                                                   3.4
SK Telecom                                                        3.3
--------------------------------------------------------------------------------
Liberty Media                                                     3.2
Cisco Systems                                                     2.9
BellSouth                                                         2.7
Clear Channel Communications                                      2.6
Lamar Advertising                                                 2.5
--------------------------------------------------------------------------------
Disney                                                            2.5
Omnicom                                                           2.4
Telecom Italia                                                    2.3
WPP Group                                                         2.1
Westwood One                                                      1.9
--------------------------------------------------------------------------------
Spanish Broadcasting                                              1.7
Comcast                                                           1.7
Washington Post                                                   1.7
Fox Entertainment Group                                           1.6
America Movil                                                     1.5
--------------------------------------------------------------------------------
Total                                                            84.4%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 6/30/02

Ten Best Contributors
--------------------------------------------------------------------------------
Viacom                                                             10(cents)
Spanish Broadcasting                                                9
Radio One                                                           5
SK Telecom                                                          5
KT Corporation*                                                     4
Meredith                                                            3
Westwood One                                                        2
Telmex**                                                            2
Gannett**                                                           2
Sonera**                                                            1
--------------------------------------------------------------------------------
Total                                                              43(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------
AT&T                                                              -64(cents)
Western Wireless**                                                 63
Vodafone                                                           56
Millicom International Cellular                                    52
Partner Communications                                             47
AOL Time Warner*                                                   40
WorldCom**                                                         38
Charter Communications**                                           30
Rogers Communications Class B                                      21
Rainbow Media Group**                                              21
--------------------------------------------------------------------------------
Total                                                            -432(cents)



12 Months Ended 6/30/02

Ten Best Contributors
--------------------------------------------------------------------------------
Viacom                                                             17(cents)
Spanish Broadcasting*                                              13
Sonus Networks***                                                   9
SK Telecom*                                                         7
Harmonic**                                                          6
Turkcell Iletisim                                                   5
Centurytel**                                                        4
Meredith*                                                           4
Sprint PCS**                                                        4
KT Corporation*                                                     4
--------------------------------------------------------------------------------
Total                                                              73(cents)


Ten Worst Contributors
--------------------------------------------------------------------------------
Western Wireless**                                               -115(cents)
Millicom International Cellular                                   104
AT&T                                                               62
AOL Time Warner                                                    43
Charter Communications**                                           38
WorldCom**                                                         36
Vodafone                                                           34
Liberty Media                                                      25
China Mobile Limited**                                             25
ONI Systems**                                                      21
--------------------------------------------------------------------------------
Total                                                            -503(cents)

*    Position added
**   Position eliminated
***  Position added and eliminated



T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


MEDIA & TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------

                                      Lipper
                                      Telecommunications    Media &
                  S&P 500             Funds                 Telecommunications
                  Stock Index         Average               Fund
10/13/93          10000               10000                 10000
6/94              9823                9212                  8485
6/95              12385               10436                 11694
6/96              15605               12753                 14748
6/97              21019               15061                 15189
6/98              27359               20940                 22348
6/99              33585               30243                 31647
6/00              36018               35474                 47206
6/01              30677               21150                 35246
6/02              25159               11937                 22440



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                          Since   Inception
6/30/02           1 Year     3 Years     5 Years   Inception        Date
--------------------------------------------------------------------------------
Media &
Telecommunications
Fund             -36.33%     -10.83%        8.12%       9.72%   10/13/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/25/97 and operates under a different expense structure. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

              6 Months        Year
                 Ended       Ended
               6/30/02    12/31/01   12/31/00   12/31/99   12/31/98   12/31/97

NET ASSET VALUE

Beginning of
period         $  20.15   $  21.65   $  39.99   $  22.54   $  17.40   $  15.22

Investment activities

  Net investment
  income (loss)   (0.04)     (0.09)      0.40      (0.05)     (0.07)     (0.01)

  Net realized and
  unrealized
  gain (loss)     (6.32)     (1.41)     (9.77)     20.72       6.07       4.22

  Total from
  investment
  activities      (6.36)     (1.50)     (9.37)     20.67       6.00       4.21

Distributions

  Net investment
  income             --         --      (0.37)        --         --         --

  Net realized
  gain               --         --      (8.60)     (3.22)     (0.86)     (2.05)

  Total
  distributions      --         --      (8.97)     (3.22)     (0.86)     (2.05)

Share repurchases    --         --       --         --         --         0.02


NET ASSET VALUE

End of
period         $  13.79   $  20.15   $  21.65   $  39.99   $  22.54   $  17.40
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total
return^@         (31.56)%    (6.93)%   (25.11)%    93.09%     35.14%     28.05%

Ratio of total
expenses to average
net assets        1.12%!     1.08%      0.94%      0.93%      1.03%      1.21%

Ratio of net
investment income
(loss) to average
net assets      (0.45)%!   (0.39)%      1.07%    (0.24)%    (0.38)%    (0.06)%

Portfolio
turnover
rate             190.7%!    241.1%     197.5%      57.6%      48.9%      38.6%

Net assets,
end of period
(in thousands) $424,892   $674,518   $797,856   $930,147   $246,088   $133,913

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

@ Based on net asset value, for periods prior and subsequent to conversion to open-end status on 7/25/97.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


Statement of Net Assets                              Shares                Value
--------------------------------------------------------------------------------
                                                                    In thousands


Common Stocks  99.5%

TECHNOLOGY  4.0%

Cisco Systems *                                    895,000      $        12,485
QUALCOMM *                                         160,000                4,399
TeraBeam *+                                        450,132                    0

Total Technology                                    16,884


MEDIA  53.3%

AOL Time Warner *                                1,230,000               18,093
Cablevision Systems *                              445,000                3,894
Clear Channel Communications *                     340,000               10,887
CNET Networks *                                  1,940,000                3,861
Comcast, Class A *                                 300,000                7,152
Cox Radio, Class A *                               180,000                4,338
Disney                                             560,000               10,584
EchoStar Communications *                          300,000                5,568
Fox Entertainment Group, Class A *                 315,000                6,851
Gemstar TV Guide *                                 120,000                  647
Hispanic Broadcasting *                            175,000                4,568
Lamar Advertising, Class A *                       285,000               10,605
Liberty Media, Class A *                         1,380,000               13,800
Meredith                                           410,000               15,723
News Corporation ADR                               110,000                2,522
Omnicom                                            225,000               10,305
Paxson Communications *                            473,200                2,603
Radio One *                                         85,000                1,264
Rogers Communications, Class B *                   675,000                6,169
Scripps, Class A                                    34,000                2,618
Spanish Broadcasting, Class A *                    725,000                7,250
Univision Communications, Class A *                181,000                5,683
USA Interactive *                                  610,000               14,304
Viacom, Class B *                                  740,000               32,834
Washington Post, Class B                            13,000                7,085
Westwood One *                                     245,000                8,188
WPP Group (GBP)                                  1,050,000                8,869

Total Media                                                             226,265


TELECOM SERVICES  42.2%

America Movil ADR, Series L                        465,000      $         6,231
AT&T                                             3,945,000               42,212
BellSouth                                          360,000               11,340
KT Freetel (KRW) *                                 138,750                4,567
KT Corporation ADR                                 675,000               14,614
Millicom International Cellular *                1,730,000                2,768
Partner Communications ADR *                     5,284,800               22,196
Qwest Communications International *             1,755,000                4,914
SK Telecom ADR                                     565,000               14,006
Telecel (EUR) *                                    424,000                2,959
Telecom Italia (Savings shares) (EUR)            1,860,000                9,846
Verizon Communications                             555,000               22,283
Vodafone (GBP)                                  10,110,000               13,873
Vodafone ADR                                       555,000                7,576

Total Telecom Services                                                  179,385

Total Common Stocks (Cost  $547,819)                                    422,534


Preferred Stocks  0.0%

Kestrel Solutions, Series D *+                     345,357                    0

Total Preferred Stocks (Cost               $         4,500)                   0


Short-Term Investments  0.0%

Money Market Funds  0.0%

T. Rowe Price Government
Reserve Investment Fund, 1.82% #                   187,471                  187

Total Short-Term
Investments (Cost  $187)                                                     87

Total Investments in Securities
99.5% of Net Assets (Cost $552,506)                             $       422,721

Other Assets Less Liabilities                                             2,171

NET ASSETS                                                      $       424,892
                                                                ---------------

Net Assets Consist of:

Undistributed net
investment income (loss)                                        $        (1,235)

Undistributed net
realized gain (loss)                                                   (338,579)

Net unrealized gain (loss)                                             (129,778)

Paid-in-capital applicable to
30,817,289 shares of $0.0001
par value capital stock
outstanding; 1,000,000,000
shares authorized                                                       894,484

NET ASSETS                                                      $       424,892
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         13.79
                                                                ---------------

  #  Seven-day yield

  *  Non-income producing

  + Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end represents 0.0% of net assets

ADR  American Depository Receipts

EUR  Euro

GBP  British pound

KRW  South Korean won


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/02

Investment Income (Loss)

Income

  Dividend                                                 $    1,493

  Interest                                                        300

  Total income                                                  1,793

Expenses

  Investment management                                         1,859

  Shareholder servicing                                           968

  Prospectus and shareholder reports                               93

  Custody and accounting                                           67

  Proxy and annual meeting                                         47

  Registration                                                     39

  Legal and audit                                                  10

  Directors                                                         4

  Miscellaneous                                                     4

  Total expenses                                                3,091

  Expenses paid indirectly                                        (63)


  Net expenses                                                  3,028

Net investment income (loss)                                   (1,235)


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                  (95,044)

  Foreign currency transactions                                  (349)

  Net realized gain (loss)                                    (95,393)


Change in net unrealized gain (loss)

  Securities                                                 (108,945)

  Other assets and liabilities
  denominated in foreign currencies                                 6

  Change in net unrealized gain (loss)                       (108,939)

Net realized and unrealized gain (loss)                      (204,332)


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $ (205,567)
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $        (1,235)     $        (2,846)

  Net realized
  gain (loss)                                      (95,393)            (188,984)

  Change in net
  unrealized gain
  (loss)                                          (108,939)             131,585

  Increase (decrease)
  in net assets
  from operations                                 (205,567)             (60,245)


Capital share transactions *

  Shares sold                                       42,205              156,278

  Distributions reinvested                              --                   --

  Shares redeemed                                  (86,264)            (219,371)

  Increase (decrease)
  in net assets
  from capital
  share transactions                               (44,059)             (63,093)


Net Assets

Increase (decrease)
during period                                     (249,626)            (123,338)

Beginning of period                                674,518              797,856

End of period                              $       424,892      $       674,518
                                           -------------------------------------


*Share information

  Shares sold                                        2,424                7,262

  Shares redeemed                                   (5,090)             (10,628)

  Increase (decrease)
  in shares outstanding                             (2,666)              (3,366)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Media & Telecommunications Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Media & Telecommunications Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 13, 1993. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $63,000 and $0, respectively, for the period ended June 30, 2002.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $515,009,000 and $522,586,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     For tax purposes, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year; consequently, $10,327,000 of realized losses recognized for financial reporting purposes in 2001 were recognized for tax purposes on January 1, 2002. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2001, the fund had $232,569,000 of unused capital loss carryforwards, of which $232,569,000 expire in 2009.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $552,506,000. Net unrealized loss aggregated $129,785,000 at six months-end, of which $14,844,000 related to appreciated investments and $144,629,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At June 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $254,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $723,000 for the six months ended June 30, 2002, of which $144,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $135,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Media & Telecommunications Fund
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About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
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Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001
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Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers
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Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1997
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David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1997                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
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F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers
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Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1997                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
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John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
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Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1997
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Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1997                            equity capital to young high-technology
                                companies throughout theUnited States; Director,
                                Teltone Corp.
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*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors



Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
2001
[32]
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James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1993                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                Media & Telecommunications Fund
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1997                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Chairman and Director, T. Rowe Price Global
                                Asset Management Limited; Vice President and
                                Director, T. Rowe Price Trust Company; Director,
                                T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.
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**Each inside director serves until the election of a successor.



T. Rowe Price Media & Telecommunications Fund
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Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
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Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Media &                      Price Group, Inc., and T. Rowe Price
Telecommunications Fund                 Investment Services, Inc.
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Kara Cheseby (10/9/63)                  Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Group, Inc.
Telecommunications Fund
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Giri Devulapally (11/18/67)             Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Group, Inc.
Telecommunications Fund
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Henry M. Ellenbogen (1/21/71)           Vice President, T. Rowe Price; formerly
Vice President, Media &                 Chief of Staff, U.S. Representative
Telecommunications Fund                 Peter Deutsch (to 1999);  Executive
                                        Vice President, Business Development,
                                        HelloAsia (to 2001)
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Robert N. Gensler (10/18/57)            Vice President, T. Rowe Price and
President, Media &                      T. Rowe Price Group, Inc.
Telecommunications Fund
--------------------------------------------------------------------------------
Eric M. Gerster (3/23/71)               Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Group, Inc.
Telecommunications Fund
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Media &                 Price Group, Inc.; Vice President,
Telecommunications Fund                 T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company
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Stephen C. Jansen (12/12/68)            Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Group, Inc.
Telecommunications Fund
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J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Trust Company
Telecommunications Fund
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Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Media &                      and T. Rowe Price Investment Services,
Telecommunications Fund                 Inc.
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David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Media &                     Price Group, Inc., and T. Rowe Price
Telecommunications Fund                 Trust Company
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D. James Prey III (11/26/59)            Vice President, T. Rowe Price and
Vice President, Media &                 T. Rowe Price Group, Inc.
Telecommunications Fund
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Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Vice President, Media &                 Price Group, Inc., and T. Rowe Price
Telecommunications Fund                 International
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Dean Tenerelli (12/7/64)                Vice President, T. Rowe Price Group,
Vice President, Media &                 Inc. and T. Rowe Price International,
Telecommunications Fund                 Inc.
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Dale E. West (1/21/69)                  Vice President, T. Rowe Price Group,
Vice President, Media &                 Inc., and T. Rowe Price International,
Telecommunications Fund                 Inc.
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Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced



BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money



INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.

100 East Pratt Street
Baltimore, MD 21202                                  F21-051  6/30/02